Exhibit 99.1

UNION PACIFIC REPORTS RECORD FOURTH QUARTER AND FULL YEAR

FOR IMMEDIATE RELEASE

Fourth Quarter Records

•	Diluted earnings per share of $2.19 improved 10 percent.

•	Operating revenues totaled $5.25 billion, up 3 percent.

•	Operating income totaled $1.7 billion, up 7 percent.

•	Operating ratio of 67.1 percent improved 1.2 points.

2012 Full Year Records

•	Diluted earnings per share of $8.27 improved 23 percent.

•	Operating revenues totaled $20.9 billion, up 7 percent.

•	Operating income totaled $6.7 billion, up 18 percent.

•	Operating ratio of 67.8 percent improved 2.9 points.

•	Customer satisfaction index reached 93, up 1 point.

Omaha, Neb., January 24, 2013 – Union Pacific Corporation (NYSE: UNP) today reported 2012 fourth quarter net income of $1 billion, or $2.19 per diluted share, compared to $964 million, or $1.99 per diluted share, in the fourth quarter 2011.

“Our diverse portfolio of business, solid core pricing gains, and efficient network operations drove these results despite significantly weaker coal and grain markets,” said Jack Koraleski, Union Pacific chief executive officer. “Although it was a challenging year on many fronts, 2012 was Union Pacific’s most profitable year in our 150-year history. It’s a testament to the strength and diversity of our franchise, the dedication and commitment of our employees, and our unrelenting focus on creating value for our customers.”

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Fourth Quarter Summary

Fourth quarter business volumes, as measured by total revenue carloads, were down 2 percent compared to 2011. Volume declines in coal and agricultural products more than offset growth in chemicals, automotive and intermodal shipments. Volumes for industrial products were flat versus 2011. Quarterly operating revenue increased 3 percent in the fourth quarter 2012 to $5.25 billion versus $5.1 billion in the fourth quarter 2011. In addition:

•	Quarterly freight revenue increased 2 percent compared to the fourth quarter 2011, mainly driven by core pricing gains and fuel surcharge recoveries.

•	Union Pacific’s operating ratio of 67.1 percent was a fourth quarter record, 1.2 points better than the fourth quarter 2011.

•	Average quarterly diesel fuel prices increased 3 percent to $3.25 per gallon in the fourth quarter 2012 compared to $3.16 per gallon in the fourth quarter 2011.

•	The Customer Satisfaction Index of 93 set a fourth quarter record, 1 point better than the fourth quarter 2011.

•	Quarterly train speed, as reported to the Association of American Railroads, was 26.7 mph, up 4 percent from the fourth quarter 2011.

•	The Company repurchased 2.0 million shares in the fourth quarter 2012 at an average share price of $121.81 and an aggregate cost of $248 million.

Summary of Fourth Quarter Freight Revenues

•	Chemicals up 15 percent

•	Automotive up 14 percent

•	Intermodal up 6 percent

•	Industrial Products up 3 percent

•	Coal down 7 percent

•	Agricultural down 8 percent

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2012 Full Year Summary

For the full year 2012, Union Pacific reported net income of $3.9 billion or $8.27 per diluted share. This compares to $3.3 billion or $6.72 per diluted share in 2011, 20 and 23 percent increases, respectively. Operating revenue totaled a record $20.9 billion versus $19.6 billion in 2011. Operating income increased 18 percent to $6.7 billion, up from $5.7 billion in 2011.

•

Four of the six business groups reported freight revenue and volume growth in 2012. Freight revenue grew 6 percent to $19.7 billion compared to $18.5 billion in 2011. Carloadings were flat versus 2011.

•	UP’s operating ratio in 2012 was 67.8 percent, improving 2.9 points compared to 2011.

•	Average diesel fuel prices increased 3 percent to $3.22 per gallon in 2012 from $3.12 per gallon in 2011.

•	The Company increased its quarterly dividend per share by 15 percent to $0.69 cents per share. Total dividends declared for the full year 2012 grew 29 percent compared to the full year 2011.

•	The Company repurchased more than 12.8 million shares in 2012 at an average share price of $115.01, and an aggregate cost of $1.5 billion.

2013 Outlook

“For 2013, we’re expecting to see many of the same challenges we faced last year,” Koraleski said. “We’ll also be watching to see what happens in Washington and how it impacts potential economic growth. That said, we successfully navigated through the complexities of 2012, and we’ll continue to follow that same strategy going forward. We’ll remain agile and leverage the strengths of our diverse franchise with a focus on creating value for our customers and generating strong returns for our shareholders again in 2013.”

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About Union Pacific

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America’s most recognized companies, Union Pacific Railroad links 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. From 2007-2012, Union Pacific invested $18 billion in its network and operations to support America’s transportation infrastructure. The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada’s rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Investor contact is Michelle Gerhardt, (402) 544-4227.

Media contact is Donna Kush, (402) 544-3753.

Supplemental financial information is attached.

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This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to general economic conditions and financial returns; its business strategy for the upcoming year; and legislative activity. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2011, which was filed with the SEC on February 3, 2012. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	4th Quarter				Full Year
For the Periods Ended December 31,	2012	2011	%		2012	2011	%
Operating Revenues
Freight revenues	$4,931	$4,829	2%		$19,686	$18,508	6%
Other revenues	319	279	14		1,240	1,049	18
Total operating revenues	5,250	5,108	3		20,926	19,557	7

Operating Expenses
Compensation and benefits	1,135	1,155	(2)		4,685	4,681	-
Fuel	920	935	(2)		3,608	3,581	1
Purchased services and materials	533	508	5		2,143	2,005	7
Depreciation	453	413	10		1,760	1,617	9
Equipment and other rents	302	289	4		1,197	1,167	3
Other	182	191	(5)		788	782	1
Total operating expenses	3,525	3,491	1		14,181	13,833	3

Operating Income	1,725	1,617	7		6,745	5,724	18
Other income	43	54	(20)		108	112	(4)
Interest expense	(128)	(141)	(9)		(535)	(572)	(6)
Income before income taxes	1,640	1,530	7		6,318	5,264	20
Income taxes	(604)	(566)	7		(2,375)	(1,972)	20
Net Income	$1,036	$964	7%		$3,943	$3,292	20%

Share and Per Share
Earnings per share - basic	$2.21	$2.01	10%		$8.33	$6.78	23%
Earnings per share - diluted	$2.19	$1.99	10		$8.27	$6.72	23
Weighted average number of shares - basic	468.8	480.7	(2)		473.1	485.7	(3)
Weighted average number of shares - diluted	472.0	484.7	(3)		476.5	489.8	(3)
Dividends declared per share	$0.69	$0.60	15		$2.49	$1.93	29

Operating Ratio	67.1%	68.3%	(1.2)	pts	67.8%	70.7%	(2.9)	pts
Effective Tax Rate	36.8%	37.0%	(0.2)	pts	37.6%	37.5%	0.1	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ended December 31,	2012	2011	%	2012	2011	%
Freight Revenues (Millions)
Agricultural	$785	$854	(8)%	$3,280	$3,324	(1)%
Automotive	466	408	14	1,807	1,510	20
Chemicals	834	728	15	3,238	2,815	15
Coal	990	1,070	(7)	3,912	4,084	(4)
Industrial Products	835	810	3	3,494	3,166	10
Intermodal	1,021	959	6	3,955	3,609	10
Total	$4,931	$4,829	2%	$19,686	$18,508	6%

Revenue Carloads (Thousands)
Agricultural	215	236	(9)%	900	934	(4)%
Automotive	187	171	9	738	653	13
Chemicals	265	232	14	1,042	921	13
Coal	463	558	(17)	1,871	2,164	(14)
Industrial Products	280	281	-	1,185	1,146	3
Intermodal*	831	817	2	3,312	3,254	2
Total	2,241	2,295	(2)%	9,048	9,072	-%

Average Revenue per Car
Agricultural	$3,647	$3,630	-%	$3,644	$3,561	2%
Automotive	2,487	2,378	5	2,448	2,311	6
Chemicals	3,146	3,131	-	3,107	3,055	2
Coal	2,141	1,917	12	2,092	1,888	11
Industrial Products	2,978	2,878	3	2,947	2,762	7
Intermodal*	1,229	1,175	5	1,194	1,109	8
Average	$2,200	$2,103	5%	$2,176	$2,040	7%

*	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Millions, Except Percentages	Dec. 31, 2012	Dec. 31, 2011
Assets
Cash and cash equivalents	$1,063	$1,217
Other current assets	2,551	2,510
Investments	1,259	1,175
Net properties	41,997	39,934
Other assets	283	260
Total assets	$47,153	$45,096

Liabilities and Common Shareholders’ Equity
Debt due within one year	$196	$209
Other current liabilities	2,923	3,108
Debt due after one year	8,801	8,697
Deferred income taxes	13,108	12,368
Other long-term liabilities	2,248	2,136
Total liabilities	27,276	26,518

Total common shareholders’ equity	19,877	18,578

Total liabilities and common shareholders’ equity	$47,153	$45,096

Debt to Capital	31.2%	32.4%
Adjusted Debt to Capital*	39.1%	40.7%
Return on Invested Capital*	14.0%	12.4%

*

Adjusted Debt to Capital and Return on Invested Capital are non-GAAP measures; however, we believe that they are important in evaluating our financial performance. See pages 8 and 9 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Full Year
For the Periods Ended December 31,	2012	2011
Operating Activities
Net income	$3,943	$3,292
Depreciation	1,760	1,617
Deferred income taxes	887	986
Other - net	(429)	(22)
Cash provided by operating activities	6,161	5,873

Investing Activities
Capital investments	(3,738)	(3,176)
Other - net	105	57
Cash used in investing activities	(3,633)	(3,119)

Financing Activities
Common shares repurchased	(1,474)	(1,418)
Dividends paid	(1,146)	(837)
Debt repaid	(758)	(690)
Debt issued	695	486
Debt exchange	-	(272)
Other - net	1	108
Cash used in financing activities	(2,682)	(2,623)

Net Change in Cash and Cash Equivalents	(154)	131
Cash and cash equivalents at beginning of year	1,217	1,086
Cash and Cash Equivalents End of Period	$1,063	$1,217

Free Cash Flow*
Cash provided by operating activities	$6,161	$5,873
Cash used in investing activities	(3,633)	(3,119)
Dividends paid	(1,146)	(837)
Free cash flow	$1,382	$1,917

*

Free cash flow is a non-GAAP measure; however, we believe that it is important to management and investors in evaluating our financial performance and measures our ability to generate cash without incurring additional financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	4th Quarter				Full Year
For the Periods Ended December 31,	2012	2011	%		2012	2011	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	238,898	252,686	(5)%		959,280	978,163	(2)%
Employees (average)	46,067	44,922	3		45,928	44,861	2
GTMs (millions) per employee	5.19	5.62	(8)		20.89	21.80	(4)
Customer satisfaction index	93	92	1	pts	93	92	1	pts

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$3.25	$3.16	3%		$3.22	$3.12	3%
Fuel consumed in gallons (millions)	274	286	(4)		1,085	1,106	(2)
Fuel consumption rate*	1.148	1.135	1		1.131	1.131	-

AAR Reported Performance Measures
Average train speed (miles per hour)	26.7	25.6	4%		26.5	25.6	4%
Average terminal dwell time (hours)	26.8	26.5	1		26.2	26.2	-
Average rail car inventory (thousands)	264.4	274.1	(4)		269.1	272.9	(1)

Revenue Ton-Miles (Millions)
Agricultural	18,937	21,949	(14)%		81,407	88,094	(8)%
Automotive	3,829	3,404	12		14,942	13,004	15
Chemicals	17,649	15,166	16		68,095	59,542	14
Coal	51,297	62,293	(18)		207,466	238,567	(13)
Industrial Products	17,009	16,971	-		70,924	66,823	6
Intermodal	19,748	19,641	1		78,277	78,367	-
Total	128,469	139,424	(8)%		521,111	544,397	(4)%

*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2012
Millions, Except Per Share Amounts and Percentages	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Operating Revenues
Freight revenues	$4,823	$4,913	$5,019	$4,931	$19,686
Other revenues	289	308	324	319	1,240
Total operating revenues	5,112	5,221	5,343	5,250	20,926

Operating Expenses
Compensation and benefits	1,211	1,151	1,188	1,135	4,685
Fuel	926	882	880	920	3,608
Purchased services and materials	526	542	542	533	2,143
Depreciation	427	433	447	453	1,760
Equipment and other rents	296	299	300	302	1,197
Other	216	190	200	182	788
Total operating expenses	3,602	3,497	3,557	3,525	14,181

Operating Income	1,510	1,724	1,786	1,725	6,745
Other income	16	21	28	43	108
Interest expense	(135)	(135)	(137)	(128)	(535)
Income before income taxes	1,391	1,610	1,677	1,640	6,318
Income tax expense	(528)	(608)	(635)	(604)	(2,375)
Net Income	$863	$1,002	$1,042	$1,036	$3,943

Share and Per Share
Earnings per share - basic	$1.81	$2.11	$2.21	$2.21	$8.33
Earnings per share - diluted	$1.79	$2.10	$2.19	$2.19	$8.27
Weighted average number of shares - basic	477.8	473.8	472.0	468.8	473.1
Weighted average number of shares - diluted	481.4	477.2	475.2	472.0	476.5
Dividends declared per share	$0.60	$0.60	$0.60	$0.69	$2.49

Operating Ratio	70.5%	67.0%	66.6%	67.1%	67.8%
Effective Tax Rate	38.0%	37.8%	37.9%	36.8%	37.6%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Freight Revenues (Millions)
Agricultural	$858	$854	$783	$785	$3,280
Automotive	430	475	436	466	1,807
Chemicals	768	795	841	834	3,238
Coal	995	869	1,058	990	3,912
Industrial Products	863	917	879	835	3,494
Intermodal	909	1,003	1,022	1,021	3,955
Total	$4,823	$4,913	$5,019	$4,931	$19,686

Revenue Carloads (Thousands)
Agricultural	234	233	218	215	900
Automotive	180	190	181	187	738
Chemicals	241	261	275	265	1,042
Coal	495	412	501	463	1,871
Industrial Products	290	316	299	280	1,185
Intermodal*	778	846	857	831	3,312
Total	2,218	2,258	2,331	2,241	9,048

Average Revenue per Car
Agricultural	$3,664	$3,665	$3,596	$3,647	$3,644
Automotive	2,390	2,505	2,407	2,487	2,448
Chemicals	3,184	3,044	3,064	3,146	3,107
Coal	2,010	2,109	2,111	2,141	2,092
Industrial Products	2,977	2,907	2,933	2,978	2,947
Intermodal*	1,169	1,185	1,192	1,229	1,194
Average	$2,175	$2,176	$2,153	$2,200	$2,176

*	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
Millions, Except Percentages	Dec. 31, 2012	Dec. 31, 2011
Debt (a)	$8,997	$8,906
Equity	19,877	18,578
Capital (b)	$28,874	$27,484

Debt to capital (a/b)	31.2%	32.4%

*

Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
Millions, Except Percentages	Dec. 31, 2012	Dec. 31, 2011
Debt	8,997	8,906
Net present value of operating leases	3,096	3,224
Unfunded pension and OPEB	679	623
Adjusted debt (a)	$12,772	$12,753
Equity	19,877	18,578
Adjusted capital (b)	$32,649	$31,331

Adjusted debt to capital (a/b)	39.1%	40.7%

*

Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 6.0% at December 31, 2012 and 6.2% at December 31, 2011. Management believes this is an important measure to management and investors in evaluating the total amount of leverage in our capital structure including off-balance sheet obligations.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Return on Invested Capital as Adjusted (ROIC)*
Millions, Except Percentages	Dec. 31, 2012	Dec. 31, 2011
Net income	$3,943	$3,292
Add: Interest expense	535	572
Add: Interest on present value of operating leases	190	208
Less: Taxes on interest	(273)	(293)
Net operating profit after taxes as adjusted (a)	$4,395	$3,779
Average equity	$19,228	$18,171
Add: Average debt	8,952	9,074
Add: Average present value of operating leases	3,160	3,350
Average invested capital as adjusted (b)	$31,340	$30,595
Return on invested capital as adjusted (a/b)	14.0%	12.4%

*

ROIC is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K, and may not be defined and calculated by other companies in the same manner. We believe this measure is important in evaluating the efficiency and effectiveness of the Corporation’s long-term capital investments, and we currently use ROIC as a performance criteria in determining certain elements of equity compensation for our executives. ROIC should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is Return on Average Common Shareholders’ Equity.